Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of Deutsche Income Trust on Form N-1A ("Registration Statement") of our report dated December 22, 2016, relating to the financial statements and financial highlights which appears in the October 31, 2016 Annual Report to Shareholders of Deutsche Core Fixed Income Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 26, 2017

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of Deutsche Income Trust on Form N-1A (“Registration Statement”) of our report dated November 21, 2016 relating to the financial statements and financial highlights which appears in the September 30, 2016 Annual Report to Shareholders of Deutsche Global Inflation Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 26, 2017

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of Deutsche Income Trust on Form N-1A (“Registration Statement”) of our report dated November 21, 2016 relating to the financial statements and financial highlights which appears in the September 30, 2016 Annual Report to Shareholders of Deutsche GNMA Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 26, 2017

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of Deutsche Income Trust on Form N-1A ("Registration Statement") of our report dated December 22, 2016, relating to the financial statements and financial highlights which appears in the October 31, 2016 Annual Report to Shareholders of Deutsche Global High Income Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 26, 2017

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of Deutsche Income Trust on Form N-1A (“Registration Statement”) of our report dated November 21, 2016 relating to the financial statements and financial highlights which appears in the September 30, 2016 Annual Report to Shareholders of Deutsche Short Duration Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 26, 2017

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of Deutsche Income Trust on Form N-1A ("Registration Statement") of our report dated December 22, 2016, relating to the financial statements and financial highlights which appears in the October 31, 2016 Annual Report to Shareholders of Deutsche Fixed Income Opportunities Fund (formerly Deutsche Ultra-Short Duration Fund), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 26, 2017

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in the Statement of Additional Information and to the incorporation by reference in Post-Effective Amendment Number 94 to the Registration Statement (Form N-1A, No. 002-91577) of our report dated November 21, 2016 on the financial statements and financial highlights of Deutsche High Income Fund (a series of Deutsche Income Trust), included in the Fund’s Annual Report for the fiscal year ended September 30, 2016 and our reports dated December 23, 2016 on the financial statements and financial highlights of Deutsche Unconstrained Income Fund and Deutsche Strategic Government Securities Fund (two of the series of Deutsche Income Trust), included in each Fund’s Annual Report for the fiscal year ended October 31, 2016.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

January 26, 2017